EXHIBIT 99.1


CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

      I, Stephen Farkas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of AAMPRO Group, Inc. on Form 10-KSB for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of AAMPRO Group, Inc. on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of AAMPRO Group, Inc.


Date:  June 16, 2004                           /s/ Stephen Farkas
                                               ---------------------------------
                                               Stephen Farkas
                                               Chief Executive Officer and Chief
                                               Financial Officer